UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 3, 2001
Date of Report (Date of earliest event reported)

Aros Corporation
(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-20805 (Commission File Number)	23-2476415 (IRS Employer Identification Number)

1160 Hayman Drive, Crownsville, Maryland 21032
(Address of principal executive offices, including zip code)

(410) 923-6106
(Registrant’s telephone number, including area code)

1650 Tysons Boulevard, McLean, Virginia 22102
(Former address, changed since last report)

This Form 8K/A of Aros Corporation amends our Form 8-K filed on July 18, 2001 to include the pro forma financial statements required by Item 7(b).

ITEM 7. FINANCIAL STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)       Pro Forma Financial Information.

Aros Corporation

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2000 (unaudited).

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1999 (unaudited).

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1998 (unaudited).

Pro Forma Consolidated Balance Sheet as of December 31, 1999 (unaudited).

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE MEDICAL SYSTEMS, INC.

Date:	September 17, 2001	By:	/s/ Gerald E. Bisbee, Jr., Ph.D.
Secretary and Chairman of the Board

INDEX TO PRO FORMA FINANCIAL STATEMENTS

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2000 (unaudited)	F-3

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1999 (unaudited)	F-4

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1998 (unaudited)	F-5

Pro Forma Consolidated Balance Sheet as of December 31, 1999 (unaudited)	F-6

AROS CORPORATION

PRO FORMA FINANCIAL INFORMATION

      Our Consolidated Statement of Operations for the Six Months Ended June 30, 2001 filed with our Report on Form 10-Q for the quarter ended June 30, 2001 (File No. 000-20805) presents the APACHE Clinical Outcomes Division as discontinued operations.

      Our Pro Forma Consolidated Statements of Operations for the Years Ended December 31, 2000, 1999 and 1998 have been adjusted to show the pro forma effects of accounting for the results of operations related to the APACHE Clinical Outcomes Division as discontinued operations.

      Our Consolidated Balance Sheet as of December 31, 2000 filed with our Report on Form 10-Q for the quarter ended June 30, 2001 (File No. 000-20805) presents the APACHE Clinical Outcomes Division as discontinued operations.

      Our Pro Forma Consolidated Balance Sheet as of December 31, 1999 has been adjusted to present the pro forma effects of accounting for the assets and liabilities related to the APACHE Clinical Outcomes Division as discontinued operations, as the assets related to discontinued operations were either sold to Cerner Corporation on July 3, 2001 or were discontinued as part of our restructuring in the third and fourth quarters of 2000.

AROS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(unaudited)
(In thousands, except per share date)

Year Ended December 31, 2000

	As Reported	Pro-forma Adjustments(a)	Pro-Forma

Revenue:

Systems	$618	$(618)	$—

Support	2,068	(2,068)	—

Professional Services	3,974	(3,974)	—

Total revenue	6,660	(6,660)	—

Expenses:

Cost of goods sold	2,814	(2,814)	—

Research and development	659	(659)	—

Selling, general and administrative	6,772	(860)	5,912

Restructuring costs	1,389	(1,113)	276

Total expenses	11,634	(5,446)	6,188

Other income (expense):

Interest income	216	—	216

Interest expense	(39)	39	—

Other, net	4	(4)	—

	181	35	216

Loss from continued operations, net of income taxes	(4,793)	(1,179)	(5,972)

Income from discontinued operations, net of income taxes	—	1,179	1,179

Net loss	$(4,793)	$—	$(4,793)

Basic and diluted net income (loss) per share:

Continuing Operations	$(0.64)	$(0.16)	$(0.80)

Discontinued Operations	$—	$0.16	$0.16

Weighted average number of shares-basic	7,440	7,440	7,440

Weighted average number of shares-diluted	7,440	7,440	7,440

(a) The pro-forma adjustments are revenues and related costs related to the Apache Clinical Outcomes Division which was discontinued by the Company.

AROS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(unaudited)
(In thousands, except per share date)

Year Ended December 31, 1999

	As Reported	Pro-forma Adjustments(a)	Pro-Forma

Revenue:

Systems	$5,046	$(5,046)	$—

Support	2,330	(2,330)	—

Professional Services	4,647	(4,647)	—

Total revenue	12,023	(12,023)	—

Expenses:

Cost of goods sold	3,142	(3,142)	—

Research and development	701	(701)	—

Selling, general and administrative	7,125	(821)	6,304

Restructuring costs	—	—	—

Total expenses	10,968	(4,664)	6,304

Other income (expense):

Interest income	321	—	321

Interest expense	(30)	30	—

Other, net	5	(5)	—

	296	25	321

Income (loss) from continued operations, net of income taxes	1,351	$(7,334)	(5,983)

Income from discontinued operations, net of income taxes	—	7,334	7,334

Net income	$1,351	$—	$1,351

Basic and diluted net income (loss) per share:

Continuing Operations	$0.18	$(1.00)	$(0.81)

Discontinued Operations	$—	$1.00	$1.00

Weighted average number of shares-basic	7,356	7,356	7,356

Weighted average number of shares-diluted	7,597	7,597	7,597

(a) The pro-forma adjustments are revenues and related costs related to the Apache Clinical Outcomes Division which was discontinued by the Company.

AROS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(unaudited)
(In thousands, except per share date)

Year Ended December 31, 1998

	As Reported	Pro-forma Adjustments(a)	Pro-Forma

Revenue:

Systems	$2,384	$(2,384)	$—

Support	2,117	(2,117)	—

Professional Services	5,705	(5,705)	—

Total revenue	10,206	(10,206)	—

Expenses:

Cost of goods sold	4,378	(4,378)	—

Research and development	1,317	(1,317)	—

Selling, general and administrative	8,145	(778)	7,367

Restructuring costs	—	—	—

Total expenses	13,840	(6,473)	7,367

Other income (expense):

Interest income	477	—	477

Interest expense	(38)	38	—

Other, net	2	(2)	—

	441	36	477

Loss from continued operations, net of income taxes	(3,193)	(3,697)	(6,890)

Income from discontinued operations, net of income taxes	—	3,697	3,697

Net loss	$(3,193)	$—	$(3,193)

Basic and diluted net income (loss) per share:

Continuing Operations	$(0.44)	$(0.51)	$(0.94)

Discontinued Operations	$—	$0.51	$0.51

Weighted average number of shares-basic	7,301	7,301	7,301

Weighted average number of shares-diluted	7,301	7,301	7,301

(a) The pro-forma adjustments are revenues and related costs related to the Apache Clinical Outcomes Division which was discontinued by the Company.

AROS CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET
(unaudited)

December 31, 1999

	As Reported	Pro-forma Adjustments(a)	Pro-Forma

ASSETS

Current Assets:

Cash and cash equivalents	$5,194	$—	$5,194

Short-term investments	1,048	—	1,048

Accounts receivable, net	3,012	(3,012)	—

Prepaid expenses and other	499	(312)	187

Assets related to discontinued operations	—	5,037	5,037

Total current assets	9,753	1,713	11,466

Furniture and equipment	3,661	(3,661)	—

Less accumulated depreciation	(3,222)	3,222	—

	439	(439)	—

Other trade receivables, net of current	104	(104)	—

Capitalized software development costs, net	793	(793)	—

Intangible assets, net	377	(377)	—

Total assets	$11,466	$—	$11,466

Current liabilities:

Accounts payable	$1,142	$(1,142)	$—

Restructruing cost	—	—	—

Accrued expenses	1,780	(1,780)	—

Current maturities of long term obligations	163	(163)	—

Deferred revenue	3,220	(3,220)	—

Liabilities related to discontinued operations	—	6,348	6,348

Total current liabilities	6,305	43	6,348

Deferred rent benefit	5	—	5

Maturities of long term obligations	43	(43)	—

Total liabilities	6,353	—	6,353

Stockholders’ equity:

Common stock	74	—	74

APIC	45,818	—	45,818

Accumulated other comp. Income	(27)	—	(27)

Accumulated deficit	(40,752)	—	(40,752)

Total stockholders’ equity	5,113	—	5,113

Total liabilities and stockholders’ equity	$11,466	$—	$11,466

(a) Represents assets and liabilites of the Apache Clinical Outcomes Divisions which was discontinued.